SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                     TO
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 20, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                               TangibleData, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Colorado                 33-07075-LA            33-0179781
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


           5660 Airport Boulevard, Suite 105, Boulder, Colorado 80301
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (303) 417-0441
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

This Amendment No. 1 to the Current Report on Form 8-K dated April 20, 2000 of TangibleData, Inc. ("TangibleData" or the "Company" - formerly Kimbell deCar Corporation) relates to the Company's acquisition of YGCD Assets, Inc., a Colorado corporation ("YGCD"), pursuant to a Share Exchange Agreement between the Company and YGCD. The purpose of this amendment is to provide the financial statements of YGCD required by Item 7(a) of Form 8-K and the pro forma audited financial information required by Item 7(b) of Form 8-K, which information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     DESCRIPTION                                                       PAGE

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Independent Auditor's Report .......................................   F-1

Balance Sheet - March 31, 2000 .....................................   F-2

Statement of Operations - For the Period from March 9, 2000
(Inception) through March 31, 2000 .................................   F-3

Statement of Stockholders' Equity - For the Period from March 9,
2000 (Inception) through March 31, 2000 ............................   F-4

Statement of Cash Flows - For the Period from March 9, 2000
(Inception) through March 31, 2000 .................................   F-5

Notes to Financial Statements ......................................   F-6

     (b)  PRO FORMA FINANCIAL INFORMATION - YGCD ASSETS, INC. AND
          TANGIBLEDATA, INC.

Introduction .......................................................   F-12

Combining, Condensed Balance Sheet - March 31, 2000 (Unaudited) ....   F-13

Combining, Condensed Statement of Operations for the Three
Months Ended March 31, 2000 (Unaudited) ............................   F-14

Notes to Combining, Condensed Financial Information ................   F-15

     (c)  EXHIBITS

   Exhibit
   Number     Description                        Location

     3.2      Articles of Amendment filed        Incorporated by reference
              April 20, 2000                     to the Company's Form 8-K
                                                 as filed on May 5, 2000

     10       Share Exchange Agreement between   Incorporated by reference
              Kimbell deCar Corporation and      to the Company's Form 8-K
              YGCD Assets, Inc.                  as filed on May 5, 2000


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TANGIBLEDATA, INC.



Dated: June 28, 2000                By:/s/ Blair Zykan
                                       Blair Zykan, President

                         INDEPENDENT AUDITOR'S REPORT


The Stockholders and Directors
YGCD Assets, Inc.
Boulder, Colorado


We have audited the accompanying balance sheet of YGCD Assets, Inc. (a development stage company) as of March 31, 2000, and the related statements of operations, stockholders' equity and cash flows for the period from March 9, 2000 (inception) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YGCD Assets, Inc. as of March 31, 2000 and the results of its operations and its cash flows for the period from March 9, 2000 (inception) to March 31, 2000, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, as of March 31, 2000, the Company is in development stage, has no revenue, and has incurred losses from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




Hein + Associates LLP

Denver, Colorado
June 22, 2000

                              YGCD ASSETS, INC.
                        (A Development Stage Company)

                               BALANCE SHEET
                               MARCH 31, 2000

                                  ASSETS

Current Assets:
 Restricted cash                                          $   616,000

Deferred Offering Costs                                       138,000
                                                          -----------

Total Assets                                              $   754,000
                                                          ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable and accrued liabilities                 $   285,000
 Notes payable - related parties                              125,000
                                                          -----------
     Total current liabilities                                410,000

Commitments (Notes 5 and 6)

Stockholders' Equity:
 Common stock, no par value; 50,000,000 shares
  authorized; 10,900,000 shares issued and outstanding      7,855,000
 Stock subscriptions                                          616,000
 Deficit accumulated during the development stage          (8,127,000)
                                                          -----------
     Total stockholders' equity                               344,000
                                                          -----------

Total Liabilities and Stockholders' Equity                $   754,000
                                                          ===========


















See accompanying notes to these financial statements.

                               YGCD ASSETS, INC.
                         (A Development Stage Company)

                            STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM MARCH 9, 2000 (INCEPTION) TO MARCH 31 2000

Net Revenues                                              $         -

Operating Expenses:
 Consulting and employment expenses paid with stock         7,854,000
 Research and development cost                                163,000
 Acquisition costs                                             25,000
 Other                                                         85,000
                                                          -----------
     Total operating expenses                               8,127,000
                                                          -----------

Net Loss                                                  $(8,127,000)
                                                          ===========





































See accompanying notes to these financial statements.

                              YGCD ASSETS, INC.
                        (A Development Stage Company)

                      STATEMENT OF STOCKHOLDERS' EQUITY
   FOR THE PERIOD FROM MARCH 9, 2000 (INCEPTION) THROUGH MARCH 31, 2000

                                                                Deficit
                                                               Accumulated
                             Common Stock                      During the
                        ----------------------      Stock      Development
                          Shares      Amount    Subscriptions     Stage        Total
                        ----------  ----------  -------------  -----------  -----------

Balances, March 9,
2000 (Inception)                 -  $        -    $      -    $         -   $         -

Issuance of shares to
founders ($.000025
per share)               6,973,000           -           -              -             -

Issuance of shares
to employees and
consultants ($2.00
per share)               3,927,000  7,855,000            -              -     7,855,000

Stock subscriptions
(308,000 shares of
common stock at
$2.00 per share)                 -          -     616,000               -       616,000

Net loss                         -          -           -      (8,127,000)   (8,127,000)
                        ----------  ----------   --------     ------------  -----------

Balances, March 31,
2000                    10,900,000  $7,855,000   $616,000     $(8,127,000)  $   344,000
                        ==========  ==========   ========     ===========   ===========



















See accompanying notes to these financial statements.

                            YGCD ASSETS, INC.
                      (A Development Stage Company)

                         STATEMENT OF CASH FLOWS
            FOR THE PERIOD FROM MARCH 9, 2000 TO MARCH 31, 2000


Cash Flows from Operating Activities:
 Net loss                                                 $(8,127,000)
 Expenses paid with stock                                   7,855,000
 Expenses paid with notes                                     125,000
 Adjustments to reconcile net loss to net
  cash from operating activities:
   Changes in operating assets and liabilities:
    (Increase) in deferred offering cost                     (138,000)
    Increase in accounts payable and accrued
     liabilities                                              285,000
                                                          -----------
   Net cash used in operating activities                            -

Cash Flows from Investing Activity                                  -

Cash Flows from Financing Activities                                -

Net (Decrease) Increase in Cash and Cash Equivalents                -
                                                          -----------

Cash and Cash Equivalents, inception                                -
                                                          -----------

Cash and Cash Equivalents, end of year                    $         -
                                                          ===========
























See accompanying notes to these financial statements.

                               YGCD ASSETS, INC.
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     NATURE OF OPERATIONS - YGCD Assets, Inc. (the "Company") was incorporated in Colorado in January 2000. The Company intends to provide user-driven e-content publishing and delivery solutions for business and consumer markets.

     Subsequent to March 31, 2000, the Company merged with TangibleData, Inc. (formerly Kimbell Decar Corporation) see Note 3, and changed its name to TangibleData Corporation.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     REVENUE RECOGNITION - The Company currently has no revenue, however, in the future, revenue will be recognized for fulfillment and publication services upon shipment of the product to the end users. Revenue for storage services will be recognized over the life of the storage contract.

     RESEARCH AND DEVELOPMENT COSTS - Research and development costs are charged to operations in the period incurred.

     DEFERRED OFFERING COSTS - The amount represents costs incurred in connection with a private placement that was in process at March 31, 2000. This amount will be offset against the proceeds of the private placement which was completed after year-end (see Note 4).

     FINANCIAL INSTRUMENTS - The carrying amount of accounts payable, notes payable, and accrued liabilities approximate fair value due to their short maturities.

     USE OF ESTIMATES - The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Significant estimates include the valuation of the fair value of the Company's stock, which was used for the calculation of expense for shares issued to employees and consultants.

2.   LIQUIDITY AND CONTINUING OPERATIONS:

     The Company is in the development stage and has not incurred revenues since inception. Additionally, the private placements raised both before and after March 31, 2000 may not be sufficient to fund its business plan for the entire year.

                               YGCD ASSETS, INC.
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

     The financial statements have been prepared on a going concern basis which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. Continuation of the Company as a going concern is dependent upon raising additional capital, completing its research and development, and successfully achieving profitable operations after its product has been brought to market. The financial statements do not include any adjustments should the Company be unable to continue operations as a going concern.

     The Company plans to improve its financial condition by executing a business plan geared at providing new ways for businesses to publish, archive and distribute digital information. The Company believes its technology will enable customers to bring digital data, via the Internet, to a Web-integrated fulfillment center where they can access on-demand manufacturing and distribution of content on CDS, DVDs, and other media. The system is anticipated to offer complete e-commerce functionality including online billing, user tracking, security, shipping services, and direct e-marketing.

     The Company's objective is to target software developers, music publishers, and other owners of digital content with a more effective, efficient way of marketing and distributing their products. The system is expected to allow businesses and consumers archive information on hard media quickly, easily and securely.

     Management believes this will be the first true "user-driven" e-content publishing and delivery system. The system is expected to offer a compelling solution for companies seeking to lower their total-delivered cost of distributing digital information, while improving service to their customers.

     The Company is hopeful that successfully providing this solution will enable TangibleData to earn revenue through:

     *  Production and fulfillment of digital products
     *  Hosting and storage of data
     *  Building and servicing of e-sites for customers

     The Company has undertaken an accelerated development plan in order to get its product to market in a timely manner and generate revenues from operations. Under this accelerated plan, the Company is expected to have its product to market in the third or fourth quarter of the fiscal year ended March 31, 2001.

     The Company is also executing a marketing strategy it believes is designed to create maximum revenue impact while minimizing cost. This marketing strategy includes the following:

                            YGCD ASSETS, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

     * The Company intends to establish direct relationships with large-scale owners of digital content. The Company anticipates providing content hosting, duplication and complete e-fulfillment services for these partners creating multiple revenue sources for the Company. The Company is hopeful that the on-going revenue stream will substantially lower the customer acquisition cost. The Company believes it has key opportunities with software development firms, business information services, and music and entertainment media companies.

     * Through its Web-Partner Program, the Company intends to access the customer bases of partner sites, bases built with the partners' marketing dollars. The Company believes Internet companies are aggressively seeking real revenue channels as the equity markets shift attention to more tangible business models. The Company's Web-Partner Program will enable a partner to earn revenue and profit with each CD created by a referred customer.


     There can be no assurance that the business plan or marketing strategy will be successful, and any delays in the completion of the Company's research and development could delay or frustrate the ability of the Company to achieve the above goals and its ability to achieve profitable operations.

     In addition to the above, the Company has raised approximately $438,000 (net of offering costs) before March 31, 2000 and an additional $1,453,000 (net of offering costs) subsequent to March 31, 2000. These funds are expected to support the current planned activity through the third quarter of 2001. The Company is also actively pursuing additional equity financing which will enable it to continue its accelerated development plan.

3.   SHARE PURCHASE AGREEMENT AND REVERSE ACQUISITION WITH TANGIBLEDATA, INC.
     (TDI) (FORMERLY KIMBELL DECAR CORPORATION):

     Subsequent to March 31, 2000, the Company completed a reverse merger with TDI. For financial statement purposes, the Company is considered the acquiring company, and this transaction will be treated as a purchase by the Company of TDI. For legal purposes, however, TDI will remain the surviving entity. The stockholders of the Company received 12,113,489 shares of common stock of TDI in the exchange. Accordingly, the Company's stockholders will own approximately 96% of the combined entity on the merger date. The net assets of TDI acquired in the merger will be recorded at their net historical recorded value, which approximates their fair value. As TDI has no fixed assets and no operations, the cost of the acquisition will be expensed as incurred. As part of the acquisition, the Company paid a stockholder of TDI $200,000 for his ownership of 2,400,000 shares of TDI. These shares were then retired.

                            YGCD ASSETS, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

4.   STOCKHOLDERS' EQUITY:

     In March 2000, the Company declared a 4 for 1 stock split. Accordingly, all amounts for common stock reflected in the financial statements and accompanying notes reflect the effect of this split.

     In March 2000, the Company issued 6,973,120 shares to its founding stockholders at $.000025 per share for cash. The Company also issued 3,927,320 shares in March 2000 to certain consultants and employees at $.000025. The fair value of the shares issued for services was determined to be $2.00 per share (post split) based upon the terms of the private placement described below. Accordingly, the Company recognized a non-cash expense of $7,854,640.

     The Company is also in the process of completing a private placement of 1,600,000 shares of common stock at $2.00 per share. As of March 31, 2000, the Company has sold approximately 308,000 shares for $616,000. The proceeds at March 31, 2000 were being held in an escrow account until a $750,000 minimum was obtained. The escrow account was released to the Company in April 2000. In connection with the private placements, the Company has agreed to pay finders fees to three consultants as follows:

          Consultant 1 - 2.3% of proceeds private placements.

          Consultant 2 - 4% of net proceeds from private placements, plus 4% of shares issued.

          Consultant 3 - 12% of proceeds from private placement, warrants for 15% of shares placed, an incentive fee of 4% of the outstanding shares, post merger with KDC, and profile cost of $20,000 plus expenses.

     As of March 31, 2000, fees due to the above consultants for private placements before March 31, 2000 totaled $113,000. These cost are being deferred until the funds are released from escrow, at which time they will be shown as a reduction of proceeds in the statement of stockholders' equity.

5.   RELATED PARTIES AND NOTES PAYABLE TO RELATED PARTIES:

     In fiscal 2000, the Company engaged the services of an entity to locate and recruit a qualified CEO. The Company paid $28,600 in connection with the subsequent hiring of the Company's CEO. The CEO's spouse is a partner in the recruiting entity.

     The Company entered into an agreement for Assignment of Rights with Duplication Systems, Inc. (DSI), a company that is owned by one of its founders. Pursuant to the terms of this agreement, the Company obtained trademarks, domain names, contract rights, and work product, certain agreements and all intellectual property rights related to a specific technology. These rights were obtained by issuing a $79,000 note payable to DSI. The $79,000 was determined based on the amount paid by DSI for research

                            YGCD ASSETS, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

and development of the technology. This research and development still needs to be completed and consequently, the $79,000 was expensed by the Company as research and development in progress.

     The Company has also issued a $46,000 note to one of its founders for reimbursement of costs incurred by the founder on behalf of the Company.

     Both of the above notes are due in July 2000 and have a stated interest rate of 4%.

     In the aggregate, the Company issued 300,000 shares of common stock and has agreed to issue 100,000 options upon closing of the merger with KDC at the fair current market price to a director and to an officer of the Company. The options will vest immediately, have a five-year term with an exercise price equal to the market price on the date of grant. In addition, the officer will be paid $5,000 a month for one year.

6.   COMMITMENTS:

     OFFICE LEASE - Subsequent to March 31, 2000, the Company sign an office lease under a noncancellable operating leases. Total rental expense was insignificant for the period ending March 31, 2000. The total minimum rental commitments under the new lease are as follows:

          For the Years Ending
               March 31,
          --------------------

                2001                              $ 78,000
                2002                                81,000
                2003                                83,000
                2004                                86,000
                2005                                88,000
                                                  --------
                                                  $416,000
                                                  ========

     The first two years of this lease are guaranteed by one of the Company's founding shareholders.

     EMPLOYMENT AGREEMENT - The Company has entered into an employment agreement, which can be terminated only for cause, with the CEO. The terms of the agreement are for one year beginning March 6, 2000 and the aggregate commitment as of March 31, 2000 for future salaries, excluding bonuses, is approximately $140,000.

                            YGCD ASSETS, INC.
                      (A Development Stage Company)

                      NOTES TO FINANCIAL STATEMENTS

7.   INCOME TAXES:

     Long-term deferred tax assets consist of the following:


          Organizational costs                   $   9,000
          Purchased R&D                             29,000
          Net operating loss carryforward           50,000

          Less valuation allowance                 (88,000)
                                                 ---------
          Net tax asset                          $       -
                                                 =========

     The Company is expected to have a net operating loss carryforwards of approximately $134,000 which will expire in the year 2020.

     The actual income tax expense (benefit) differs from the expected tax expense (benefit) computed by applying the U.S. Federal corporate income tax rate of 34% as follows:

                                                  %         Amount
                                               -------   -----------

         Computed (expected) tax expense
          (benefit)                            (34.0%)   $(2,763,000)
         Non-deductible compensation
          expense associated with issuance
          of common stock                       36.1%      2,930,000
         Non-deductible expense associated
          with merger                             .6%         51,000
         Valuation allowance                      .6%         50,000
         State income taxes, net of Federal
          income tax benefit                    (3.3%)      (268,000)
                                               -------   -----------
         Net tax expense                          -      $         -
                                               =======   ===========

                       PRO FORMA FINANCIAL INFORMATION

                                 INTRODUCTION


In April 2000, YGCD Assets, Inc. (YGCD) entered into a reverse acquisition transaction with TangibleData, Inc. (TDI) (formerly Kimbell Decar Corporation), a Colorado corporation incorporated in April 1986. At the time of the transaction, TDI was inactive. TDI's assets and liabilities were nominal at the date of the reverse acquisition. The transaction is accounted for as a reverse merger acquisition, which results in a recapitalization of YGCD in as much as it is deemed to be the acquiring entity for accounting purposes.

The accompanying unaudited pro forma combining, condensed balance sheet combines the balance sheet of YGCD as of March 31, 2000 with the balance sheet of TDI and then assumes the receipt of the net proceeds of $1,701,000 from the sale of common stock as if such acquisition and private placement occurred at March 31, 2000.

The accompanying unaudited pro forma combining, condensed statements of operations combine the operations of the YGCD and TDI for the three months ended March 31, 2000 as if the acquisition was completed as of the beginning of the period presented under the purchase method of accounting.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the merger been consummated at the beginning of the periods indicated.

The unaudited pro forma combined, condensed financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in this document.

                               YGCD ASSETS, INC.
                               TANGIBLEDATA, INC.

                       COMBINING, CONDENSED BALANCE SHEET
                                MARCH 31, 2000
                                 (UNAUDITED)

                                                            Pro Forma Adjustments
                              YGCD                     ------------------------------
                             Assets,   TangibleData,                      Private       Pro Forma
                              Inc.         Inc.            Merger        Placement      Combined
                           ---------   -------------   -------------   --------------   ----------
Current Assets:
  Cash                     $      -      $     -       $(190,000)(a)   $1,891,000 (b)   $1,701,000
  Restricted cash           616,000            -               -         (616,000)(b)            -
                           --------      -------       ---------       ----------       ----------
    Total current assets    616,000            -        (190,000)       1,275,000        1,701,000

Deferred Offering Costs     138,000            -               -         (138,000)(b)            -
                           --------      -------       ---------       ----------       ----------
    Total Assets           $754,000      $     -       $(190,000)      $1,137,000       $1,701,000

Current Liabilities:
  Accounts payable and
   accrued liabilities     $285,000      $ 6,000       $       -       $        -       $  291,000
  Notes payable -
   related parties          125,000            -               -          (46,000)(b)       79,000
                           --------      -------       ---------       ----------       ----------
    Total current
     liabilities            410,000        6,000               -          (46,000)         370,000

Stockholders' Equity
 (Deficit)                  344,000       (6,000)       (190,000)(a)    1,183,000 (b)    1,331,000
                           --------      -------       ---------       ----------       ----------
Total Liabilities and
 Stockholders' Equity
 (Deficit)                 $754,000      $     -       $(190,000)      $1,137,000       $1,701,000
                           ========      =======       =========       ==========       ==========


















See accompanying notes to combining, condensed financial information.

                                YGCD ASSETS, INC.
                               TANGIBLEDATA, INC.
                     (Formerly Kimbell Decar Corporation)

                   COMBINING, CONDENSED STATEMENT OF OPERATIONS
                     FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                  (UNAUDITED)
                         YGCD
                        Assets,   TangibleData,   Pro Forma      Pro Forma
                         Inc.         Inc.       Adjustments     Combined
                      -----------   ---------    -----------    ------------
Net Revenues          $     -       $       -    $        -     $        -

Operating Expenses      8,094,000       6,000      196,000 (a)    8,296,000
                      -----------   ---------    ---------      -----------
Operating Loss         (8,094,000)     (6,000)    (196,000)      (8,296,000)

Net Loss              $(8,094,000)  $  (6,000)   $(196,000)     $(8,296,000)
                      ===========   =========    =========      ===========

Loss Per Share            N/A       $       -       N/A         $      (.65)
                      ===========   =========    =========      ===========

Weighted Average
 Shares                   N/A       2,916,687    9,713,489 (a)   12,630,176
                      ===========   =========    ========= (b)  ===========






























See accompanying notes to combining, condensed financial information.

                               YGCD ASSETS, INC.
                               TANGIBLEDATA, INC.

               NOTES TO COMBINING, CONDENSED FINANCIAL INFORMATION

(a) To record $175,000 due to a stockholder of TDI to purchase his shares of TDI stock, and to reflect expenses associated with the acquisition.

(b) To reflect the sale of 1,213,000 shares of common stock at $2.00, respectively, net of estimated offering costs of $351,000, as contemplated in the private placement offering and the use of proceeds to repay $46,000 in notes payable to related parties. Related past interest expense on the $46,000 has not been a significant amount in the net loss per share amount (if outstanding shares were adjusted to reflect such net proceeds used to repay the debt).